EXHIBIT 21.1

SUBSIDIARIES OF THE COMPANY

Company	State of Organization
OLP Greenwood Village, Colorado, Inc.	Colorado
OLP 4809 Louisville LLC	Delaware
OLP 6305 Northwood OH LLC	Delaware
OLP 6507 Northwood OH LLC	Delaware
OLP 6609 Grand LLC	Delaware
OLP Air Trans Road TN LLC	Delaware
OLP Ankeny IA LLC	Delaware
OLP Ann Arbor LLC	Delaware
OLP Ashland VA LLC	Delaware
OLP Athens LLC	Delaware
OLP Bakersfield CA LLC	Delaware
OLP Battleground Avenue Greensboro LLC	Delaware
OLP Beachwood OH LLC	Delaware
OLP Bensalem PA LLC	Delaware
OLP Boling Brook LLC	Delaware
OLP CEC Indianapolis LLC	Delaware
OLP Cape Girardeau LLC	Delaware
OLP Cary LLC	Delaware
OLP Chandler AZ LLC	Delaware
OLP Chicago LLC	Delaware
OLP Clemmons LLC	Delaware
OLP Concord LLC	Delaware
OLP Cottman PA LLC	Delaware
OLP Dalton GA LLC	Delaware
OLP Delaware Street Chandler AZ LLC	Delaware
OLP Delport St Louis LLC	Delaware
OLP Deptford LLC	Delaware
OLP El Paso I, LLC	Delaware
OLP Englewood CO LLC	Delaware
OLP Eugene LLC	Delaware
OLP Farmington Avenue CT LLC	Delaware
OLP Fort Bend Manager LLC	Delaware
OLP Fort Mill LLC	Delaware
OLP Glen Moorestown NJ LLC	Delaware
OLP Global Fort Myers FL LLC	Delaware
OLP Green Park MO LLC	Delaware
OLP Greensboro LLC	Delaware
OLP Greenville Brozzini 1 LLC	Delaware
OLP Greenville Brozzini 3 LLC	Delaware
OLP Havertportfolio GP LLC	Delaware
OLP Havertportfolio LP	Delaware
OLP Haverty’s LLC	Delaware
OLP Highlands Ranch LLC	Delaware
OLP Hillside IL LLC	Delaware
OLP Houston Pet Store LLC	Delaware
OLP Hudson Road MN LLC	Delaware
OLP Huntersville NC LLC	Delaware
OLP Hyannis LLC	Delaware
OLP Indianapolis LLC	Delaware
OLP Jennings Louisville LLC	Delaware
OLP JV Milwaukee LLC	Delaware
OLP Kennesaw LLC	Delaware
OLP LaGrange GA LLC	Delaware
OLP Lakemoor IL LLC	Delaware
OLP Lakewood Manager LLC	Delaware
OLP Lawrence LLC	Delaware
OLP Lebanon TN LLC	Delaware

Company	State of Organization

OLP Lehigh Acres FL LLC	Delaware
OLP Lexington KY LLC	Delaware
OLP Lowell AR LLC	Delaware
OLP Maine LLC	Delaware
OLP Manahawkin LLC	Delaware
OLP-MCB Cape Girardeau LLC	Delaware
OLP-MCB Clemmons LLC	Delaware
OLP-MCB Deptford, LLC	Delaware
OLP-MCB Philly-Cottman JV LLC	Delaware
OLP-MCB WAG JV, LLC	Delaware
OLP McCalla LLC	Delaware
OLP McKees Rock PA LLC	Delaware
OLP Miller Fort Bend LLC	Delaware
OLP Miller Lakewood JV LLC	Delaware
OLP Monroe NC LLC	Delaware
OLP Moorestown NJ LLC	Delaware
OLP Myrtle Beach LLC	Delaware
OLP Naples LLC	Delaware
OLP Nashville TN LLC	Delaware
OLP New Hope LLC	Delaware
OLP Newark, LLC	Delaware
OLP NTE Fort Mill LLC	Delaware
OLP-OD LLC	Delaware
OLP Omaha NE LLC	Delaware
OLP Pennsburg PA LLC	Delaware
OLP Pittston PA LLC	Delaware
OLP Plymouth MN LLC	Delaware
OLP Richmond-Broad LLC	Delaware
OLP Rincon GA LLC	Delaware
OLP Savannah LLC	Delaware
OLP Savannah JV Member II LLC	Delaware
OLP Shakopee MN LLC	Delaware
OLP South Milwaukee Manager LLC	Delaware
OLP St Louis Park MN LLC	Delaware
OLP Sunland Park Drive LLC	Delaware
OLP Theater Indianapolis LLC	Delaware
OLP Turningstone Greenville SC LLC	Delaware
OLP Wauconda IL LLC	Delaware
OLP West Hartford LLC	Delaware
OLP Wheaton IL LLC	Delaware
OLP Wyoming Springs LLC	Delaware
OLP Zero Northwood OH LLC	Delaware
OLP Blythewood SC LLC	Delaware
OLP Ft. Myers, Inc.	Florida
OLP Palm Beach, Inc.	Florida
OLP Pinellas Park LLC	Florida
OLP Apple Kennesaw LLC	Georgia
OLP Carrollton LLC	Georgia
OLP Cartersville LLC	Georgia
OLP Lawrenceville LLC	Georgia
OLP South LLC	Georgia
OLP Tucker, LLC	Georgia
OLP Champaign, Inc.	Illinois
OLP Crystal Lake LLC	Illinois
OLP Niles LLC	Illinois
OLP Lake Charles, LLC	Louisiana
OLP Baltimore LLC	Maryland
OLP Baltimore MD, Inc.	Maryland
OLP Fashion Court LLC	Maryland

Company	State of Organization

OLP-MCB Fashion Court Joppa JV LLC	Maryland
OLP Everett LLC	Massachusetts
OLP Marston Mass LLC	Massachusetts
OLP Somerville, LLC	Massachusetts
OLP Kansas City LLC	Missouri
OLP Lincoln LLC	Nebraska
OLP Secaucus LLC	New Jersey
Elpans LLC	New York
OLP Batavia, Inc.	New York
OLP Hauppauge, LLC	New York
OLP Marcus Drive, LLC	New York
OLP New Hyde Park, Inc.	New York
OLP Rabro Drive Corp.	New York
OLP Ronkonkoma, LLC	New York
OLP Selden, Inc.	New York
OLP Veterans Highway LLC	New York
OLP Durham LLC	North Carolina
OLP Columbus, Inc.	Ohio
OLP Cuyahoga Falls LLC	Ohio
OLP Hilliard LLC	Ohio
OLP LAF Hamilton LLC	Ohio
OLP Miamisburg LLC	Ohio
OLP Port Clinton LLC	Ohio
OLP South Euclid LLC	Ohio
OLP Lakeview LP	Pennsylvania
OLP Monroeville LP	Pennsylvania
OLP PA Monroeville LLC	Pennsylvania
OLP Pawendy I LLC	Pennsylvania
OLP Pawendy LP	Pennsylvania
OLP-MCB Philadelphia I LLC	Pennsylvania
OLP-MCB Philly-Cottman LP	Pennsylvania
OLP Royersford LLC	Pennsylvania
OLP Tomlinson LLC	Pennsylvania
OLP Knoxville LLC	Tennessee
OLP El Paso, Inc.	Texas
OLP El Paso I, LP	Texas
OLP Haskins El Paso TX LLC	Texas
OLP Houston Guitars LLC	Texas
OLP Houston Pets LLC	Texas
OLP South Highway Houston, Inc.	Texas
OLP Texas, Inc.	Texas
OLP Onalaska LLC	Wisconsin